Joan Mannick MD Amelia Tomlinson PhD, Grace Teo PhD, Sarb Shergill PhD, Lloyd Klickstein MD PhD TORC1 inhibition with RTB101 as a potential pan-antiviral immunotherapy to decrease the incidence of respiratory tract infections due to multiple respiratory viruses in older adults Exhibit 99.1

This presentation has been prepared by resTORbio, Inc. (“we,” ”us,” “our,” “resTORbio,” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with a rapalog, such as everolimus or sirolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as, but not limited to, “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, ongoing planned clinical trials and preclinical activities, including the initiation, timing, enrollment, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance RTB101 alone or in combination with a rapalog, such as everolimus or sirolimus into, and successfully complete, clinical studies, the timing and likelihood of success of our Phase 3 clinical trials of RTB101, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2018, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

The majority of RTIs are caused by viruses for which there are no approved therapies3 RTIs are the 4th most common cause for hospitalization in people 65+1 (2nd in 85+1)… 1Pfunter, HCUP Statistical Brief #162, 2013; 2National Vital Statistics Report (2019), Deaths, Final Data for 2017; 3Jain, S., et al., NEJM (2015) 373: 415-427 …and the 8th leading cause of death in people 65+2 (7th in 85+2) Decreasing the incidence of RTIs in older adults may significantly decrease health care resource utilization

Most of the viral pathogens causing pneumonia in the elderly currently have neither preventative vaccines nor treatments


COMMUNITY-ACQUIRED PNEUMONIA HOSPITALIZATIONS
Human Rhinovirus
Influenza A or B
Parainfluenza Virus
Coronavirus
Respiratory Syncytial Virus
Human Metapneumovirus
Adenovirus
S. pneumoniae
S. aureus
M. pneumoniae
L. pneumophila
= 1/10,000 hospitalizations in adults ≥80 years

An immunotherapy that upregulates innate pan-antiviral immunity may offer a new approach to preventing RTIs in the elderly

Adapted from Jain S, et al. *NEJM* 2015

resTORbio 4

TORC1 inhibition may increase innate antiviral immunity TORC1 Inhibition of SREBP2 decreases viral titers in lungs of mice infected with murine gammaherpesvirus MHV-68 Inhibition of SREBP2 with shRNA upregulates antiviral gene expression TORC1 inhibition decreases SREBP2 activation York et al. Cell, 2015 SREBP2 Viral Titers in Lung Control Mice with genetic inhibition of SREBP2

Phase 2b study to determine if TORC1 inhibition upregulates innate antiviral immunity and decreases RTI incidence in high-risk elderly patients % of subjects with ≥ 1 laboratory-confirmed RTIs 16 weeks during winter cold and flu season POPULATION: DOSING DURATION: Phase 2b Study Design RTB101, an oral TORC1 inhibitor, alone or in combination with everolimus, another TORC1 inhibitor Matching placebo

Intermittent inhibition of the phosphorylation of most TORC1 targets Persistent inhibition of the phosphorylation of most TORC1 targets RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg QD Persistent inhibition of the phosphorylation of all TORC1 targets QD = once daily; BID = twice daily Estimated duration of TORC1 inhibition (hrs) 0 12 24 TORC1 0 12 24 0 12 24 0 12 24 Phosphorylation SREBP2 S6K ULK1 4EBP1 P P P P Phase 2b evaluation of a range of TORC1 inhibitory regimens for reduction of RTIs in high-risk patients ≥65 years old

Why might intermittent TORC1 inhibition lead to improvement in immune function? TORC1 becomes dysregulated and overactive with aging Feeding Fasting Feeding Fasting TORC1 Activity TORC1 is activated by feeding, stimulating cell growth TORC1 is inhibited by fasting, leading to upregulation of protective pathways Young Animals Adapted from Sengupta et al., Nature, 2010 Feeding Fasting Feeding Fasting Old Animals TORC1 remains persistently activated, preventing upregulation of protective pathways Therefore turning down TORC1 to young levels even intermittently may have health benefits in elderly humans TORC1 Activity

RTB101 10mg QD was observed to reduce the incidence of laboratory-confirmed RTIs through Week 16 21/61 26/60 0.618 0.109 34/176 50/180 0.601 0.025* 25/120 24/120 1.050 0.560 25/115 24/120 1.187 0.700 Active incidence1 Placebo incidence1 Odds ratio2 p-value3 1No. of subjects in cohort with one or more laboratory-confirmed RTIs/No. of subjects in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; *p<0.05 Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg 0.5 RTB101 10 mg QD demonstrated a 30.6% reduction in the percentage of subjects with laboratory-confirmed RTIs compared to placebo

85+:
% subjects with 1 or more laboratory-confirmed RTIs
65+: % subjects with 1 or more laboratory-confirmed RTIs
Asthma
T2DM
COPD
Smokers
Southern Hemisphere
Northern Hemisphere
Southern & Northern Hemispheres
(%)
-66.7% (p=0.052)
-68.1% (p=0.001)
-40.5% (p=0.087)
0.0% (p=0.324)
201.2% (p=0.833)
-66.8% (p=0.053)
-69.4% (p=0.016)
-15.4% (p=0.077)
3.3% (p=0.147)
410.7% (p=0.874)
-66.7% (**p=0.007)
-68.9% (p=0.0001)
-25.3% (*p=0.028)
2.1% (p=0.168)
311.9% (p=0.936)

= placebo cohort; = RTB101 10mg once daily cohort; one-sided p-value

resTORbio

10

RTB101 10mg QD was observed to increase expression of interferon-stimulated antiviral genes Placebo n (%) RTB101 10mg QD n (%) p-value ISGs upregulated(mean ddCT ≤0) 5 (25%) 19 (95%) 0.00001 ISGs not upregulated (mean ddCT >0) 15 (75%) 1 (5%) -

RTB101 10mg QD was observed to reduce RTIs due to multiple viruses

Post-hoc analysis: RTB101 10 mg QD was observed to reduce time to alleviation of moderate or severe symptoms Patients Without Alleviation of Moderate or Severe Symptoms (%) Days from Start of Moderate or Severe Symptoms Full Analysis Set RTB101 10 mg QD (n=28) Placebo (n=40) Treatment Median time to alleviation (days; 90% CI) p value* Placebo 19.5 (16.0, 26.0) 0.025 RTB101 10 mg QD 14.0 (10.0, 18.0) Treatment Median time to alleviation (days; 90% CI) p value* Placebo 21.5 (17.0, 27.0) 0.0067 RTB101 10 mg QD 10.0 (6.0, 15.0) 100 80 0 20 40 60 Patients Without Alleviation of Moderate or Severe Symptoms (%) Days from Start of Moderate or Severe Symptoms Subset Analysis Excluding Smokers & Patients with COPD RTB101 10 mg QD (n=12) Placebo (n=28) 100 80 0 20 40 60 *One-sided p-value

Post-hoc analysis: RTB101 10mg QD was observed to reduce all-cause hospitalization at Week 16 Number of events in treatment group RTB101 10 mg QD Placebo Rate Ratio (90% CI) p-value* All-cause hospitalization 6 14 0.439 (0.196-0.983) 0.047 *One-sided p-value

10mg QD is 1/120th of the RTB101 maximum tolerated dose in humans Adverse events (AEs) were balanced between the RTB101 10 mg QD and placebo cohorts 3 unrelated deaths: 1 patient in RTB101 10 mg QD cohort hit by car while riding a bicycle 1 unrelated death occurred in the RTB101 10 mg BID cohort from unknown cause 1 in placebo cohort from unknown cause % of patients in treatment group RTB101 10 mg QD Placebo Mild AEs 74.4% 71.7% Moderate AEs 38.1% 40.6% Severe AEs 5.7% 7.8% Serious AEs 4.5% 7.8% Discontinued study drug due to an AE 5.1% 5.6% RTB101 was well tolerated when given to older adult subjects for 16 weeks during winter cold and flu season

Summary In a Phase 2b study, RTB101 10mg once daily was well tolerated and observed to upregulate innate antiviral gene expression and reduce the incidence of RTIs caused by multiple different viruses A Phase 3 program is underway to confirm these findings

Many thanks to the resTORbio team

Backup Slides

# Inhibition of TORC1 has potential to improve the function of multiple aging organ systems

1

**Reversal of aging-related immune dysregulation**

Chen et al., *Science Sig*, 2009
Selman et al., *Science*, 2011
Neff et al., *JCI*, 2013
Hurez et al., *Aging Cell*, 2015



2

**Improved neurologic function**

Tain et al., *Nature Neuroscience*, 2009
Malagelada et al., *J Neurosci*, 2010
Spilman et al., *PLoS ONE*, 2010
Halloran et al., *Neuroscience*, 2012
Majumder et al., *Aging Cell*, 2012
Neff et al., *JCI*, 2013

**Reversal of aging-related cardiac dysfunction**

Flynn et al., *Aging Cell*, 2013
Dai et al., *Aging Cell*, 2014
Chiao et al., *Aging*, 2016

**Improvement in physical activity**

Selman et al., *Science*, 2011
Harrison et al., *Nature*, 2009
Wilkinson et al., *Aging Cell*, 2014
Flynn et al., *Aging Cell*, 2013

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RTB101 is an oral, potent inhibitor of TORC1 RTB101 offers a potential new approach: harnessing the innate immune system to defend against illnesses associated with viral RTIs Half-life = 4-6 hours Therapeutic dose is 1/120th of the maximum tolerated dose in humans Dosed in >1,000 subjects Potential to address multiple aging related diseases

Intermittent TORC1 inhibition may restore the normal circadian rhythm of TORC1 TORC1 activity (pS6 in liver) Fed Fasted Young Mice Old Mice Feeding activates TORC1 and increases protein and lipid synthesis TORC1 activity remained aberrantly elevated during fasting, which may prevent upregulation of protective pathways Adapted from Sengupta et al., Nature, 2010. Fed Fasted Fasting inhibits TORC1 and upregulates protective pathways Total S6

Adapted from Schneider et al. Annu Rev Immunol, 2014

Treatment-emergent AEs observed in ≥2% of subjects in RTB101 10 mg QD or placebo cohorts through week 16 n (%) of patients in treatment group RTB101 10mg QD Placebo (N = 176) (N = 180) Headache 10 (5.7) 13 (7.2) Constipation 3 (1.7) 10 (5.6) Diarrhea 8 (4.5) 6 (3.3) Fatigue 6 (3.4) 6 (3.3) Fall 6 (3.4) 6 (3.3) Nausea 1 (0.6) 6 (3.3) Anemia 2 (1.1) 5 (2.8) Arthralgia 2 (1.1) 5 (2.8) Blood creatinine increased 4 (2.3) 3 (1.7) Pain 2 (1.1) 4 (2.2) Back pain 4 (2.3) 2 (1.1) Hyperglycemia 4 (2.3) 2 (1.1) Limb injury 1 (0.6) 4 (2.2) Tooth abscess 4 (2.3) 1 (0.6) Decreased appetite 1 (0.6) 4 (2.2) Skin abrasion 4 (2.3) 0 (0)

Patient population: ≥65 years, excluding smokers/COPD patients 1:1 randomization n = 1,024 1:1 randomization n = 1,600 RTB101 10 mg QD Matching placebo RTB101 10 mg QD Matching placebo Duration of treatment: 16 weeks during winter cold and flu season Duration of treatment: 16 weeks during winter cold and flu season (Enrollment complete) (Planned initiation 4Q’19) Future directions: Phase 3 Program